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                                                                    Exhibit 10.2

                  COUNTERPART TO REGISTRATION RIGHTS AGREEMENT

                     BY AND BETWEEN CALLON PETROLEUM COMPANY

                   (FORMERLY CALLON PETROLEUM HOLDING COMPANY)

                           AND NOCO ENTERPRISES, L.P.

                            DATED SEPTEMBER 16, 1994



         WHEREAS, the parties have caused this Counterpart to be executed and delivered by their respective duly authorized officers for purposes of Section
7.3 of the above-mentioned Registration Rights Agreement and for purposes of confirming that the 1,839,836 shares of the common stock of Callon Petroleum Company to be acquired jointly by Ganger Rolf ASA and Bonheur ASA directly from Fred. Olsen Energy ASA are "Registrable Securities" as defined in the Registration Rights Agreement; and

         WHEREAS, Ganger Rolf ASA and Bonheur ASA agree to be bound by the terms of the Registration Rights Agreement;

         IN WITNESS WHEREOF, this Counterpart is effective as of the 28th day of August, 2000.

         CALLON PETROLEUM COMPANY



         By:               /s/ Robert A. Mayfield

             Name:         Robert A. Mayfield

             Title:        Corporate Secretary

         GANGER ROLF ASA



         By:               /s/ F. Haavardsson                 /s/ J. C. Wallace

             Name:         F. Haavardsson                     J. C. Wallace

             Title:        Director                           Director

         BONHEUR ASA



         By:               /s/ F. Haavardsson                 /s/ J. C. Wallace

             Name:         F. Haavardsson                     J. C. Wallace

             Title:        Director                           Director